UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2014

Harley-Davidson Motorcycle Trust 2014-1

(Exact name of Issuing Entity as specified in its charter)

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

Nevada	333-180185	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 Arrowhead Drive, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

(775) 886-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.                                        Other Events.

On April 16, 2014, Harley-Davidson Motorcycle Trust 2014-1 issued $126,000,000 of 0.20000% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $170,000,000 of 0.49%  Class A-2a Motorcycle Contract Backed Notes (the “Class A-2a Notes”), $253,000,000 of Class A-2b Floating Rate Motorcycle Contract Backed Notes (the “Class A-2b Notes”), $216,000,000 of 1.10% Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”) and $85,000,000 of 1.55% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”).  The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes,  the Class A-3 Notes and the Class A-4 Notes were offered and sold pursuant to the Prospectus dated April 3, 2014 (the “Prospectus”) and Final Prospectus Supplement dated April 9, 2014 (the “Prospectus Supplement”) filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5), each relating to registration statement number 333-180185.

The Company is filing final execution copies of the agreements listed below as exhibits to this Current Report on Form 8-K in connection with its filing with the SEC of the Prospectus and the Prospectus Supplement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not Applicable.

(b)                                 Not Applicable.

(c)                                  Not Applicable.

(d)                                 Exhibits.

(4.1)                       Indenture, dated as of April 1, 2014, between the Harley-Davidson Motorcycle Trust 2014-1 and The Bank of New York Mellon Trust Company, N.A.

(10.1)                Transfer and Sale Agreement, dated as of April 1, 2014, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)                Sale and Servicing Agreement, dated as of April 1, 2014, among the Harley-Davidson Motorcycle Trust 2014-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)                Administration Agreement, dated as of April 1, 2014, among the Harley-Davidson Motorcycle Trust 2014-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: April 18, 2014	By:	/s/ James Darrell Thomas
James Darrell Thomas
Vice President, Treasurer and Assistant Secretary

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated April 16, 2014

Exhibit
Number

(4.1)	Indenture, dated as of April 1, 2014, between the Harley-Davidson Motorcycle Trust 2014-1 and The Bank of New York Mellon Trust Company, N.A.

(10.1)	Transfer and Sale Agreement, dated as of April 1, 2014, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)

Sale and Servicing Agreement, dated as of April 1, 2014, among the Harley-Davidson Motorcycle Trust 2014-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)

Administration Agreement, dated as of April 1, 2014, among the Harley-Davidson Motorcycle Trust 2014-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.